=================================================================


       AGREEMENT AMENDING PROMISSORY NOTE EXECUTED BY VISEON, INC PAYABLE
                    TO JUDAS, INC. ON OR ABOUT JUNE 30, 2002.


                                      AMONG

                                   JUDAS, INC
                                       and
                                  VISEON, INC.
                             Executed June 30, 2003



        =================================================================

         THIS AGREEMENT AMENDING PROMISSORY NOTE is entered into on this 30th day of June 2003 (this "Agreement"), by and among VISEON, INC. f/k/a/ RSI SYSTEMS, INC., a Nevada corporation ("Borrower"), and JUDAS, INC., a Nevada corporation ( "Lender").


                                    RECITALS

         WHEREAS, on or about the 30th day of June 2002, Borrower executed that certain Promissory Note payable to Lender in the original principal amount of Two Hundred Thousand Dollars ($200,000) (Hereinafter the "Existing Note"); and

         WHEREAS, In connection with execution of the Existing Note, Borrower issued that certain warrant to purchase shares of its common stock to the Lender (hereinafter the "Original Warrant"); and

         WHEREAS, Borrower has defaulted in the payment of installments of interest pursuant to the terms of the Existing Note; and

         WHEREAS, in consideration of Lender's agreement to waive certain Events of Default that have occurred and/or are continuing as of the date hereof, Borrower and Lender have agreed to (i) cancel the Original Warrant, ab initio, and issue in exchange therefor a replacement warrant priced in accordance with the terms of this Amendment and (ii) amend the terms of the Existing Note regarding the price per share of the Conversion Shares issuable thereunder and
(iii) amend the terms of the Existing Note regarding the payment of installments of interest ; and

         WHEREAS, it is the intention of the Borrower and the Lender that the terms and other provisions of this Agreement supersede only those terms and provisions contained in the Sections of the Existing Note entitled "This Note is due and payable as follows" and "Special Provisions", that the terms and other provisions of the Existing Note remain unchanged and that the Lender as Holder of the Existing Note, shall continue to be entitled to all of the rights and benefits contained therein modified only by the amendments provided for herein; and

         WHEREAS, it is the desire of the Borrower and Lender to amend only those certain terms and provisions of the Existing Note as specifically set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt, and adequacy of which are hereby acknowledged by all parties hereto, Borrower and Lender agree to amend and restate the Existing Note provisions as set forth herein. All terms and provisions of the Existing Note not specifically addressed herein remain unaffected. The Existing Note shall continue to be a valid and existing debt obligation of Borrower enforceable in its entirety, modified only by the amendments thereto set forth in Paragraph 2 herein as follows:

1. Acknowledgement of obligations under Existing Note. Borrower hereby acknowledges and agrees that Lender funded to Borrower the Principal Amount (as defined in the Existing Note and having the same meaning when used herein) of the Existing Note, that Borrower actually received the Principal Amount form Lender and that Borrower has not repaid any portion of the Principal Amount nor any installment of interest due thereon to Lender. Borrower further acknowledges and agrees that the Existing Note, inclusive of the Principal Amount and all interest accrued thereon from the date of the execution thereof through the date hereof remains unpaid, constitutes a valid and existing debt obligation of Borrower, that Borrower has no defenses to its obligation to pay the Principal Amount and all interest accrued thereon from the date of the execution thereof through the date hereof and that Borrower has no right to any offsets or other deductions therefrom.


2. Amendments to Existing Note. The following sections of the Existing Note entitled "This Note is due and payable as follows" and "Special Provisions" shall be amended and superceded by the terms and provisions set forth hereinbelow. The remaining terms and provisions of the Existing Note remain unaffected and the Existing Note shall continue to be enforceable in its entirety, modified only by the amendments as follows:


                  2.1 Amendment of Section entitled "This Note is due and payable as follows". The Section of the Existing Note entitled "This Note is due and payable as follows" contained on page 1 is hereby amended by deleting such Section in its entirety and replacing it with the following:

                                            This Note is due and payable as
                                    follows: On December 31, 2003, all Principal and all accrued but unpaid interest shall be due and payable in full. All payments hereunder shall be applied first to the payment of interest and then to the outstanding Principal Amount.

                                            Notwithstanding  Any  Other
                                    Provisions  Of This  Note, In No Event Shall
                                    The Amount Of Interest  Payable  Hereon
                                    Exceed The Maximum Amount Of  Interest
                                    Permitted  To Be  Charged Or Payable  Hereon
                                    By Applicable Law.


                  2.2 Amendment of Section entitled "Special Provisions". The Section of the Existing Note entitled "Special Provisions" contained on page 3 is hereby amended by deleting such Section in its entirety and replacing it with the following:

                                    Special Provisions.

                                            A. Conversion Shares: Any amount due
                                            any Holder hereunder (at maturity or
                                            upon Acceleration) including all
                                            Principal and interest, may be
                                            converted at the option of any
                                            Holder, in whole or in part, in a
                                            single transaction or series of
                                            transactions, to common stock of the
                                            Company, par value $0.01 per share,
                                            at the conversion price of Thirty
                                            Cents ($.30) per share (the
                                            "Conversion Shares"). When issued
                                            and delivered, all Conversion Shares
                                            shall be duly authorized, validly
                                            issued, fully paid and
                                            nonassessable.

                                            In the event any Holder desires to
                                            convert any amount due or to become
                                            due hereunder, such Holder must
                                            provide prior notice of its
                                            intention to convert any such
                                            payment to the Company in writing
                                            (the "Conversion Notice"). Each
                                            Conversion Notice shall set forth
                                            the requested date, no more than one
                                            hundred twenty days nor less than
                                            ninety days thereafter, upon which
                                            conversion is to be effective (the
                                            "Conversion Notice Effective Date").
                                            Each Conversion Notice shall also
                                            include the projected amount of the
                                            total obligation payable to such
                                            Holder on the Conversion Notice
                                            Effective Date, calculated in
                                            accordance with the terms of this
                                            Note, and the dollar amount thereof
                                            for which conversion is requested
                                            (the "Converted Payment Amount").
                                            Upon conversion, the number of
                                            shares such Holder shall be entitled
                                            to receive in consideration of the
                                            Converted Payment Amount shall be
                                            calculated by dividing the Converted
                                            Payment Amount specified in a
                                            Conversion Notice by thirty percent
                                            (.30).

                                            In the event a conversion notice is
                                            timely received by the Company, the
                                            Company shall take all necessary
                                            action to cause its transfer agent
                                            to issue the applicable amount of
                                            common stock in the name of such
                                            Holder and deliver the same to the
                                            Holder as soon as practicable
                                            following the Conversion Notice
                                            Effective Date, but in no event more
                                            that five business days thereafter.
                                            Any Conversion Notice timely
                                            received by the Company, requesting
                                            a Converted Payment Amount in an
                                            amount less than the entire
                                            projected amount of the total
                                            obligation payable to such Holder on
                                            the Conversion Notice Effective
                                            Date, shall require the Company, in
                                            addition to the issuance and
                                            delivery of the Conversion Shares,
                                            to pay such Holder, in cash or a
                                            cash equivalent, the balance
                                            remaining after deducting the
                                            Converted Payment Amount from the
                                            total amount due and payable to the
                                            Holder on the Conversion Notice
                                            Effective Date (the "Post Conversion
                                            Balance Payment") and deliver the
                                            same to the Holder on or before five
                                            business days following the
                                            Conversion Notice Effective Date.

                                            In the event the Company fails to
                                            issue the applicable amount of
                                            common stock in the name of such
                                            Holder and deliver the same to the
                                            Holder on or before five business
                                            days following the Conversion Notice
                                            Effective Date, or fails to pay the
                                            entire amount of any Post Conversion
                                            Balance Payment when due, in
                                            addition to the Conversion Shares
                                            and all other amounts payable
                                            hereunder, such Holder shall be
                                            entitled to receive additional
                                            interest on the aggregate total of
                                            any Converted Payment Amount for
                                            which Conversion Shares have not
                                            been delivered and any unpaid Post
                                            Conversion Balance Payment at the
                                            rate of 18% per annum, calculated on
                                            per diem basis, commencing on the
                                            Conversion Notice Effective Date and
                                            accruing until the date all
                                            Conversion Shares and the entire
                                            unpaid Post Conversion Balance
                                            Payment is received by such Holder
                                            (the "Additional Interest").
                                            Additional Interest shall constitute
                                            interest hereunder with respect to
                                            any other provision of this Note.

                                            B. Warrants: In partial
                                            consideration of this Note the
                                            Company hereby agrees to issue to
                                            the Payee warrants to purchase from
                                            the Company Six Hundred Sixty Six
                                            Thousand Six Hundred Sixty Six
                                            (666,636) shares of duly authorized,
                                            validly issued, fully paid and
                                            nonassessable Common Stock of the
                                            Company, par value $0.01 per share
                                            at the exercise price of Thirty
                                            Cents ($.30) per share. (the
                                            "Warrants"). The Warrants shall
                                            expire not less than five years from
                                            June 30, 2002, be exercisable on not
                                            less than ninety days notice to the
                                            Company and be otherwise exercisable
                                            and include terms and provisions
                                            similar to other warrants issued by
                                            the Company in similar private
                                            placement investments.


3.       MISCELLANEOUS.

         3.1 Enforceability of Existing Note. This Amendment is being executed and entered into without prejudice to the rights, remedies or powers of the Lender under or in connection with the Existing Note, applicable laws or otherwise, and except for the conditional waivers expressly described herein, nothing contained in this Agreement is intended to or shall be construed as a waiver of any breach, violation, Default or Event of Default, whether past, present or future, under the Existing Note in its original form or as amended by this Agreement, or a forbearance by the Lender of any of its rights, remedies or powers against the Borrower. The Lender hereby expressly reserves all of its rights, powers and remedies under or in connection with the Existing Note or the Existing Note as amended hereby. All of the provisions of the Existing Note not expressly amended herein shall remain in full force and effect, it being expressly stated and understood that this Agreement is not a termination of the Existing Note, but is a modification (and, as modified, a continuation) of the Existing Note. All remaining terms of the Existing Note not addressed or amended hereby shall remain in full force and effect as if this Agreement had never been executed. Effective on and concurrent with the execution hereof, Borrower acknowledges and agrees that the Note, as amended and restated hereby, is reaffirmed in all respects.

         3.2 Entire Agreement. The Existing Note as amended by this Agreement constitutes he complete agreement between the parties with respect to the subject matter hereof and thereof, supersedes all prior agreements, commitments, understandings, or inducements (either oral or written, expressed or implied) and may not be modified, altered, or amended except by a written agreement signed by Lender and Borrower as applicable. Each party to this Agreement acknowledges that no representations, inducements, or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of such party, which are not embodied herein, and no other agreement, statement or promise not contained in the Existing Note as amended by this Agreement shall be valid or binding. The parties hereto have had an opportunity to consult with their respective attorneys concerning the meaning and the import of this Agreement and each has read this Agreement, as signified by their signatures below, and is executing the same for the purposes and consideration herein expressed.

         3.3 No Waiver. Neither Lender's failure, at any time or times, to require strict performance by Borrower of any provision of the Existing Note, nor Lender's failure to exercise, nor any delay in exercising, any right, power, or privilege under this Agreement or the Existing Note shall (a) waive, affect, or diminish any right of Lender hereafter to demand strict compliance and performance therewith or (b) operate as a waiver thereof except as expressly set forth herein. Any suspension or waiver of a Default, Event of Default, or other provision under the Existing Notes or the Existing Note as amended by this Agreement must be in writing signed by Lender to be effective and shall not suspend, waive, or affect any other Default or Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different type, and shall not be construed as a bar to any right or remedy that Lender would otherwise have had on any future occasion.


         3.4 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received
(a) upon hand delivery (receipt acknowledged) or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered on a business day after during normal business hours where such notice is to be received); or (b) on the business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                  If to LENDER:
                           Judas, Inc.
                           Attention Jason Sumler, President
                           13521 Red Fern Lane
                           Dallas, Texas 75240

                  If to BORROWER:

                           VISEON, INC.
                           2620 S. Maryland Parkway, #309
                           Las Vegas, Nevada  89109
                           Facsimile:       972-818-7343

Any party may require any other party to serve notices in accordance with this Section at a different address or directed to another person for receipt of notices, if such party so designates such other person or address in writing delivered to every other party in accordance with this Paragraph.

         3.5 Successors and Assigns. The Existing Loan Agreement as amended by this Agreement and the Term Notes shall be binding upon, and shall inure to the benefit of, Borrower, Lender and their respective successors and permitted assigns, except as otherwise provided herein or therein. Borrower shall not assign, transfer, hypothecate, or otherwise convey its rights, benefits, obligations, or duties under the Existing Loan Agreement as amended by this Agreement or the Term Notes without the prior written consent of Lender. Any such purported assignment, transfer, hypothecation, or other conveyance by Borrower without the prior express written consent of Lender shall be void. The terms and provisions of the Existing Loan Agreement as amended by this Agreement, the Term Notes and the other documents and agreements executed in furtherance thereof are for the purpose of defining the relative rights and obligations of Borrower and Lender with respect to the transactions contemplated hereby and thereby, and there shall be no third party beneficiaries of any of the terms and provisions of any of such agreements or documents. Lender reserves the right at any time to create and sell in its entirety or a participation in any portion of the Term Loan, the Term Notes and the Existing Loan Agreement as amended by this Agreement and to sell, transfer or assign any or all of its right, title or interest in and to the same, and Borrower consents to Lender's sale of any participations in, at any time or times, the Term Loan, the Term Notes and the Existing Loan Agreement as amended by this Agreement or of any portion thereof or interest therein, including Lender's rights, title, interests, remedies, powers, or duties thereunder, whether evidenced by a writing or not, and to the sale, assignment and transfer of any or all of its right, title or interest in and to the Term Loan, the Term Notes and the Existing Loan Agreement as amended by this Agreement.

         3.6 Presumption against Scrivener. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured, drafted or dictated such provision.

         3.7 Law Governing Agreement. This Agreement is made and entered into and is to be at least partially performed in Clark County, Nevada. It shall be interpreted, construed and enforced and its construction and performance shall be governed by the laws of the State of Nevada applicable to agreements made and to be performed entirely within such State without regard to principles of conflicts of laws, except to the extent that federal law may apply.

         3.8. Partial Invalidity. Each part of this Agreement is intended to be separate. If any term, covenant, condition or provision hereof is illegal or invalid or unenforceable for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect the legality, validity or enforceability of the remaining parts of this Agreement and all such remaining parts hereto shall not be impaired or invalidated in any way, but shall be legal, valid and enforceable and have full force and effect as if the illegal, invalid, unenforceable part has not been included.

         3.9 Variations in Pronouns. Wherever the context shall so require, all words herein in the male gender shall be deemed to include the female or neuter gender and vice versa, all singular words shall include the plural, and all plural words shall include the singular. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

         3.10. Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement to any other Loan Document by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.


         3.11 Headings. The headings used in this Agreement are for administrative purposes only and do not constitute substantive matter to be considered in construing the terms and shall not affect the interpretation of this Agreement. All references herein to Sections, Paragraphs, subsections, and clauses, shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. A reference to an article or section will mean an article or section in this Agreement, unless otherwise explicitly set forth. The titles and headings in this Agreement are for reference purposes only and will not in any manner limit the construction of this Agreement. For the purposes of such construction, this Agreement will be considered as a whole. The terms "including" and "include" as used in this Agreement will be deemed to include the phrase "without limitation."

         3.12 Attorney's Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements from the offending party, in addition to any other relief to which it may be entitled.

         3.13 Further Assurances. At any time and from time to time after the date hereof, at the request of Lender, and without further consideration, Borrower will execute and deliver such other and further instruments and documents, and take such other action as Lender may reasonably deem necessary, convenient or desirable in order to more effectively assist Lender in exercising its rights with respect hereto, and realizing the benefits created by this Agreement.



                            {SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement on this 30th day of June 2003, as evidenced by their respective signatures below.

BORROWER:

VISEON, INC.




-----------------------------------
By:      John Harris
Its:     President

LENDER:

JUDAS, INC.




------------------------------
By:      Jason Sumler
Its:     President